SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2015

YODLEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36639	33-0843318
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3600 Bridge Parkway, Suite 200

Redwood City, California 94065

(Address of principal executive offices)

(650) 980-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 19, 2015, pursuant to an Agreement and Plan of Merger, dated August 10, 2015 (as it may be amended from time to time, the “Merger Agreement”), by and among Envestnet, Inc. (“Envestnet”), Yale Merger Corp. (“Merger Sub”) and Yodlee, Inc. (“Yodlee”), Yodlee completed its merger with Merger Sub, with Yodlee surviving as a wholly owned subsidiary of Envestnet (such transaction, the “Merger”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Yodlee’s Form 8-K filed August 11, 2015 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01 and 5.03 is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Yodlee issued and outstanding immediately prior to the Effective Time (“Yodlee Common Stock”) (except for (i) shares of Yodlee Common Stock as to which the holders thereof had not voted in favor of the Merger or consented thereto in writing and had demanded appraisal for such shares in accordance with Section 262 of the Delaware General Corporation Law and had not effectively withdrawn or lost their rights to appraisal (“Dissenting Shares”) and (ii) shares of Yodlee Common Stock owned by Yodlee as treasury stock or owned by Envestnet or any direct or indirect wholly owned subsidiary of Envestnet) was cancelled and converted into the right to receive (A) $11.51 in cash (the “Per Share Cash Consideration”) and (B) 0.1889 of a share of validly issued, fully paid and non-assessable shares of common stock, par value $0.005 per share, of Envestnet (such shares of Envestnet, “Envestnet Common Stock” and such stock consideration, the “Per Share Stock Consideration”).

Each vested and exercisable stock option granted under any of Yodlee’s equity plans that remained outstanding as of immediately prior to the closing of the Merger (the “Vested Stock Options”), including options that vested as of the closing of the Merger, were exercised immediately prior to the closing of the Merger in a cashless net exercise, with shares of Yodlee Common Stock that would otherwise be received on the exercise of such Vested Stock Option being retained by Yodlee to cover the exercise price and any applicable tax withholding obligations and the net number of shares of Yodlee Common Stock upon such net exercise being issued to the holder of such Vested Stock Option. At the Effective Time, each such share of Yodlee Common Stock was converted into the right to receive the Per Share Cash Consideration and Per Share Stock Consideration pursuant to the terms and conditions of the Merger Agreement.

At the Effective Time, all stock options granted pursuant to Yodlee equity plans, other than Vested Stock Options, that remained unvested and outstanding as of immediately prior to the closing of the Merger (the “Unvested Stock Options”) were assumed and converted into awards of restricted shares of Envestnet Common Stock pursuant to the terms and conditions of the Merger Agreement. The restricted shares of Envestnet Common Stock received in connection with the assumption and conversion of such Unvested Stock Option vest proportionally on the same dates and subject to the same terms and conditions generally of each applicable Unvested Stock Option. Such restricted shares are governed by and subject to the terms of the Envestnet, Inc. 2015 Acquisition Equity Award Plan.

At the Effective Time, all restricted stock units granted pursuant to Yodlee equity plans that remained unvested and outstanding as of immediately prior to the closing of the Merger (the “Unvested RSUs”) were assumed and converted into awards of restricted shares of Envestnet Common Stock pursuant to the terms and conditions of the Merger Agreement. The restricted shares of Envestnet Common Stock received in connection with the assumption and conversion of each such Unvested RSU vest proportionally on the same dates and subject to the same terms and conditions generally of each applicable Unvested RSU. Such restricted shares are governed by and subject to the terms of the Envestnet, Inc. 2015 Acquisition Equity Award Plan.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Yodlee’s Form 8-K filed August 11, 2015 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

On November 19, 2015, in connection with the consummation of the Merger, Yodlee notified The NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger, and requested that trading in Yodlee Common Stock be suspended before the opening of the market on November 20, 2015, and that Yodlee Common Stock be withdrawn from listing on NASDAQ. Yodlee also requested that NASDAQ file a delisting application on Form 25 with the SEC to report the delisting of Yodlee Common Stock from NASDAQ. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

Yodlee intends to file with the SEC a certification and notice of termination on Form 15 with respect to Yodlee Common Stock, requesting that Yodlee Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of Yodlee with respect to Yodlee Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

As a result of the Merger, each share of Yodlee Common Stock (except for (i) Dissenting Shares and (ii) shares of Yodlee Common Stock owned by Yodlee as treasury stock or owned by Envestnet or any direct or indirect wholly owned subsidiary of Envestnet) was cancelled and converted into the right to receive the Per Share Cash Consideration and Per Share Stock Consideration. Accordingly, at the Effective Time, Yodlee’s stockholders immediately before the Effective Time ceased to have any rights in Yodlee as stockholders, other than their right to receive the Per Share Cash Consideration and Per Share Stock Consideration or, with respect to stockholders holding Dissenting Shares, appraisal rights.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

In connection with the Merger and at the Effective Time, a change of control of Yodlee occurred and Yodlee became a wholly owned subsidiary of Envestnet. Envestnet funded the Per Share Cash Consideration from available balance sheet cash and borrowings under the Amended and Restated Credit Agreement, dated November 9, 2015, among Envestnet, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Bank of Montreal, as administrative agent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Effective as of the Effective Time and as a result of the Merger, Anil Arora, Gayle Crowell, Bruce C. Felt, Jr., Patrick T. Hackett, William Harris, Jr. and Mark Jung resigned as directors of Yodlee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

At the Effective Time, Yodlee’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws were amended, copies of which are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01	Other Events

In connection with the consummation of the Merger, on November 19, 2015, Yodlee issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2015, by and among Yodlee, Inc., Yale Merger Corp. and Envestnet, Inc. (incorporated by reference to Exhibit 2.1 of Yodlee, Inc.’s Current Report on Form 8-K filed on August 11, 2015).

3.1	Amended and Restated Certificate of Incorporation of Yodlee, Inc.

3.2	Amended and Restated Bylaws of Yodlee, Inc.

99.1	Press Release of Yodlee, Inc., dated as of November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 20, 2015	YODLEE, INC.

	By:	/s/ MICHAEL ARMSBY
Michael Armsby Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2015, by and among Yodlee, Inc., Yale Merger Corp. and Envestnet, Inc. (incorporated by reference to Exhibit 2.1 of Yodlee, Inc.’s Current Report on Form 8-K filed on August 11, 2015).

3.1	Amended and Restated Certificate of Incorporation of Yodlee, Inc.

3.2	Amended and Restated Bylaws of Yodlee, Inc.

99.1	Press Release of Yodlee, Inc., dated as of November 19, 2015.